SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported) April 1, 2003
                                                 -------------------------------


--------------------------------------------------------------------------------
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

          New York                   33-56254                    13-369-8229
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
                (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          None.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None.

          (b) None.

          (c) Exhibits.

               1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of April 1, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:    12/22/04          MERRILL LYNCH MUNICIPAL ABS, INC.


                            By:  /s/ Edward J. Sisk
                                 -----------------------------
                                 Name:  Edward J. Sisk
                                 Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded
Municipal Certificates, Series 1, Series 2, Series 3 relating to the          5
Distribution Date of April 1, 2003

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
               relating to the Distribution Date of April 1, 2003

                                                            [LOGO] Deutsche Bank


Safet Kalabovic
Bankers Trust Company
(201) 593-6850

March 28, 2003

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re:  Merrill Lynch Municipal ABS, Inc.
     Prerefunded Municipal Certificates Series 1, 2 and 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2003. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 454-4226.

Very truly yours,



Safer Kalabovic
Vice President

                                                            [LOGO] Deutsche Bank

March 28, 2003

Jan Nelson
Merrill Lynch
World Financial Center
250 Vesey Street
New York, New York 10281



Re:  Merrill Lynch Municipal ABS, Inc.
     Prerefunded Municipal Certificates Series 1, 2 and 3

Jan:

For the above referenced issues, the principal and interest information for April 1, 2003 is attached. All other relevant information is as follows:


          Premium on Bonds                             None
          Trustee Fees Payable                         None
          Interest Shortfall on Bonds                  None
          Aggregate Shortfall on Bonds                 None
          Accrued Interest undistributed to holders    None
          Accrued Principal undistributed to holders   None
          Underlying Bonds on issue                    Attached


Should you have any questions please call me at (212) 454-4226.

Sincerely,


Safet Kalabovic
Vice President

                              SERIES 1 CERTIFICATES

-------------------------------------------------------------------------------------------
           Certificate                                             Interest     Principal
  Class     Maturity      CUSIP   Certificate   Certificate         Amount        Amount
  Number      Date       Number       Rate         Amount            Due           Due
-------------------------------------------------------------------------------------------
    16    04/01/2003   021433 EL7     5.10        100,000.00        2,550.00    100,000.00
-------------------------------------------------------------------------------------------
    17    10/01/2003   021433 EM5     5.10        320,000.00        8,160.00          0.00
-------------------------------------------------------------------------------------------
    18    04/01/2004   021433 EN3     5.20         95,000.00        2,470.00          0.00
-------------------------------------------------------------------------------------------
    19    10/01/2004   021433 EP8     5.20        340,000.00        8,840.00          0.00
-------------------------------------------------------------------------------------------
    20    04/01/2005   021433 EQ6     5.25         95,000.00        2,493.75          0.00
-------------------------------------------------------------------------------------------
    21    10/01/2005   021433 ER4     5.25        360,000.00        9,450.00          0.00
-------------------------------------------------------------------------------------------
    22    10/01/2008   021433 EX1     5.50      1,495,000.00*      41,112.50          0.00
-------------------------------------------------------------------------------------------
    23    10/01/2010   021433 FB8     5.60      1,130,000.00*      31,640.00          0.00
-------------------------------------------------------------------------------------------
    24    10/01/2012   021433 FF9     5.70      1,200,000.00*      34,200.00          0.00
-------------------------------------------------------------------------------------------
    RI    10/01/2012   021433 FG7     Variable     48,407.00    Residual -->      3,209.00
-------------------------------------------------------------------------------------------
  TOTAL                                        $5,183,407.00     $140,916.25   $103,209.00
-------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Altamonte Springs FLA Authority
      13.125% 10/01/12, $3,910,000

                                        SERIES 2 CERTIFICATES

---------------------------------------------------------------------------------------------
           Certificate                                             Interest     Principal
  Class     Maturity      CUSIP   Certificate   Certificate         Amount        Amount
  Number      Date       Number       Rate         Amount            Due           Due
---------------------------------------------------------------------------------------------
    16     04/01/2003   70252B BE2    5.10         265,000.00        6,757.50     265,000.00
---------------------------------------------------------------------------------------------
    17     10/01/2003   70252B BF9    5.10         860,000.00       21,930.00           0.00
---------------------------------------------------------------------------------------------
    18     04/01/2004   70252B BG7    5.20         250,000.00        6,500.00           0.00
---------------------------------------------------------------------------------------------
    19     10/01/2004   70252B BH5    5.20         925,000.00       24,050.00           0.00
---------------------------------------------------------------------------------------------
    20     04/01/2005   70252B BJ1    5.25         240,000.00        6,300.00           0.00
---------------------------------------------------------------------------------------------
    21     10/01/2005   70252B BK8    5.25       1,000,000.00       26,250.00           0.00
---------------------------------------------------------------------------------------------
    22     10/01/2007   70252B BP7    5.40       2,255,000.00*      60,885.00           0.00
---------------------------------------------------------------------------------------------
    23     10/01/2010   70252B BV4    5.60       5,000,000.00*     140,000.00           0.00
---------------------------------------------------------------------------------------------
    24     10/01/2012   70252B BZ5    5.70       1,915,000.00*      54,577.50           0.00
---------------------------------------------------------------------------------------------
    RI     10/01/2012   70252B CA9    Variable      55,745.00    Residual -->          31.00
---------------------------------------------------------------------------------------------
   TOTAL                                       $12,765,745.00     $347,250.00    $265,031.00
---------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                              SERIES 3 CERTIFICATES

---------------------------------------------------------------------------------------------
           Certificate                                             Interest     Principal
  Class     Maturity       CUSIP  Certificate   Certificate         Amount        Amount
  Number      Date        Number      Rate         Amount            Due           Due
---------------------------------------------------------------------------------------------
    16    04/01/2003   684503 TS4    5.10        1,100,000.00        28,050.00   1,100,000.00
----------------------------------------------------------------------------------------------
    17    10/01/2003   684503 TT2    5.10        3,425,000.00        87,337.50           0.00
----------------------------------------------------------------------------------------------
    18    04/01/2004   684503 TU9    5.20        1,065,000.00        27,690.00           0.00
----------------------------------------------------------------------------------------------
    19    10/01/2004   684503 TV7    5.20        3,675,000.00        95,550.00           0.00
----------------------------------------------------------------------------------------------
    20    10/01/2005   684503 TX3    5.25        4,975,000.00*      130,593.75           0.00
----------------------------------------------------------------------------------------------
    21    10/01/2006   684503 TZ8    5.30        5,225,000.00*      138,462.50           0.00
----------------------------------------------------------------------------------------------
    22    10/01/2007   684503 UB9    5.40        5,480,000.00*      147,960.00           0.00
----------------------------------------------------------------------------------------------
    23    10/01/2008   684503 UD5    5.50        5,785,000.00*      159,087.50           0.00
----------------------------------------------------------------------------------------------
    24    10/01/2009   684503 UF0    5.60        6,085,000.00*      170,380.00           0.00
----------------------------------------------------------------------------------------------
    25    10/01/2010   684503 UH6    5.60        6,410,000.00*      179,480.00           0.00
----------------------------------------------------------------------------------------------
    26    10/01/2011   684503 UK9    5.70        6,750,000.00*      192,375.00           0.00
----------------------------------------------------------------------------------------------
    27    10/01/2012   684503 UM5    5.70        4,910,000.00*      139,935.00           0.00
----------------------------------------------------------------------------------------------
    RI    10/01/2012   684503 UN3    Variable       52,153.00     Residual -->        2,833.00
----------------------------------------------------------------------------------------------
  TOTAL                                        $54,937,153.00    $1,496,901.25  $1,102,833.00
----------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
     13.125%, 10/01/12, $41,650,000